UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2023 (January 16, 2023)

Integrated Rail and Resources Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41048	86-2581754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 W. Morse Boulevard, Suite 220

Winter Park, FL 32789

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (321) 972-1583

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	IRRXU	The New York Stock Exchange
Shares of Class A common stock, par value $0.0001 per share	IRRX	The New York Stock Exchange
Redeemable Warrants, each exercisable for one share of Class A common stock for $11.50 per share	IRRXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 16, 2023, Integrated Rail and Resources Acquisition Corp. (the “Company”) issued an unsecured promissory note (the “Convertible Note”) to Trident Point 2, LLC, a Delaware limited liability company (“Trident Point 2”) pursuant to which the Company is entitled to borrow up to an aggregate principal amount of $600,000 from Trident Point 2 in order to fund working capital deficiencies or finance transaction costs in connection with an intended Business Combination (as defined below). All unpaid principal under the Convertible Note will be due and payable in full on the earlier of (i) August 15, 2023 (the “Maturity Date”) and (ii) the date on which the Company consummates an initial business combination (the “Business Combination”).

Pursuant to the terms of the Convertible Note, Trident Point 2 will have the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under the Convertible Note, up to $600,000 in the aggregate, into warrants to purchase the Company’s shares of Class A common stock, par value $0.0001 per share (“Class A common stock”), at a conversion price of $1.00 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s initial public offering.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The issuance of each of the Convertible Note and private placement warrants was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Convertible Promissory Note, dated as of January 16, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Rail and Resources Acquisition Corp

Date: January 20, 2023	By:	/s/ Mark A. Michel
	Name:	Mark A. Michel
	Title:	Chief Executive Officer